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                                                                     Exhibit 4.1

                                                           PWRW&G DRAFT 12/15/98



                       [FRONT OF COMMON STOCK CERTIFICATE]

 COMMON STOCK                                                       COMMON STOCK
 PAR VALUE $.01                                                   PAR VALUE $.01


Number __________                                               CUSIP __________
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               Shares __________


                            PEACHTREE SOFTWARE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT __________________________________________________



is the owner of
___________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Peachtree Software, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:  _________________                        _______________________________
                                                 President
COUNTERSIGNED AND REGISTERED:

_____________________________                     ______________________________
Transfer Agent and Registrar                      Treasurer


By: ____________________________________
                   Authorized Officer

                                [Corporate Seal]


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                       [BACK OF COMMON STOCK CERTIFICATE]

                            PEACHTREE SOFTWARE, INC.


A FULL STATEMENT OF THE DESIGNATION AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF CAPITAL STOCK MAY BE OBTAINED FROM THE CORPORATION BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT ________ Custodian________
                                                     (Cust)            (Minor)
TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors Act

JT TEN  - as joint tenants with right             ______________________________
          of survivorship and not as                         (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                   ________________________________________

                   ________________________________________

For value received, ______________________________________________ hereby sell, assign and transfer unto  _______________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________________shares of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________________________________________


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _______________
                        Signature(s) _________________________________________
                                     NOTICE: The signature(s) of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By:

__________________________



       THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN PEACHTREE SOFTWARE, INC. AND [RIGHTS AGENT], DATED _____________, (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PEACHTREE SOFTWARE, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. PEACHTREE SOFTWARE, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY FOLLOWING RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREE MENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR
       ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

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